UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2022

Exeter Automobile Receivables Trust 2022-5

(Exact name of Issuing Entity as specified in its charter)

EFCAR, LLC

(Exact name of Depositor / Registrant as specified in its charter)

Exeter Finance LLC

(Exact name of Sponsor as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-233850 333-233850-10	45-2673519 88-6358805
(Commission File Number)	(IRS Employer Identification No.)

2101 W. John Carpenter Freeway, Irving, Texas	75063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 754-4396

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 19, 2022, EFCAR, LLC transferred certain sub-prime automobile loan contracts (the “Receivables”) to Exeter Automobile Receivables Trust 2022-5 (the “Trust”).  The Trust granted a security interest in the Receivables to Citibank, N.A., as indenture trustee (the “Indenture Trustee”), and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $72,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $127,530,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $89,230,000; (iv) Class B Asset-Backed Notes in the aggregate original principal amount of $89,070,000; (v) Class C Asset-Backed Notes in the aggregate original principal amount of  $79,430,000; (vi) Class D Asset-Backed Notes in the aggregate original principal amount of $78,460,000; and (vii) Class E Asset-Backed Notes in the aggregate original principal amount of $63,990,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file executed copies of the Indenture, Amended and Restated Trust Agreement for the Trust, Amended and Restated Trust Agreement for Exeter Holdings Trust 2022-5, Sale and Servicing Agreement, Purchase Agreement, Contribution Agreement, Deposit Account Control Agreement, Asset Representations Review Agreement and Custodian Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1*	Underwriting Agreement, dated October 12, 2022, among EFCAR, LLC (“EFCAR”), Exeter Finance LLC (“Exeter”), and Wells

Fargo Securities, LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.2	Indenture, dated as of September 18, 2022, among the Trust, Exeter Holdings Trust 2022-5 and the Indenture Trustee.

4.3	Amended and Restated Trust Agreement for the Trust, dated as of September 18, 2022, between EFCAR and Wilmington Trust Company, as owner trustee.

4.4	Amended and Restated Trust Agreement for Exeter Holdings Trust 2022-5, dated as of September 18, 2022, between the Trust and Wilmington Trust Company, as owner trustee.

4.5	Sale and Servicing Agreement, dated as of September 18, 2022, among Exeter Holdings Trust 2022-5, EFCAR, Exeter, as servicer, the Trust and Citibank, N.A., as Indenture Trustee and backup servicer.

10.1	Purchase Agreement, dated as of September 18, 2022, between EFCAR, as purchaser, and Exeter, as seller.

10.2	Contribution Agreement, dated as of September 18, 2022, between Exeter Holdings Trust 2022-5, as transferee, and the Trust, as transferor.

10.3
Deposit Account Control Agreement, dated as of October 19, 2022, among the Trust, Exeter, as servicer, the Indenture Trustee, as secured party, and Wells Fargo Bank, National Association, as lockbox bank.

10.4	Asset Representations Review Agreement, dated as of September 18, 2022, among the Trust, as issuer, Exeter, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

10.5	Custodian Agreement, dated as of September 18, 2022, among Exeter, as custodian, Exeter, as servicer, and the Indenture Trustee.

36.1*	Depositor Certification, dated October 12, 2022, for shelf offerings of asset-backed securities.
_______________
* Previously filed on Form 8-K on October 14, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFCAR, LLC

By:	/s/ Ben Miller
	Name:	Ben Miller
	Title:	Chief Executive Officer

Date: October 19, 2022